                                                                      EXHIBIT 99
                          SUBJECT TO REVISION
                 SERIES TERM SHEET DATED JUNE 7, 1999


            DISCOVER(R) CARD MASTER TRUST I, SERIES 1999-5
            $500,000,000 FLOATING RATE CLASS A CERTIFICATES
            $26,316,000 FLOATING RATE CLASS B CERTIFICATES

                        GREENWOOD TRUST COMPANY
                 MASTER SERVICER, SERVICER AND SELLER

         THE CERTIFICATES REPRESENT INTERESTS IN THE DISCOVER CARD MASTER TRUST
I. THE CERTIFICATES ARE NOT OBLIGATIONS OF GREENWOOD TRUST COMPANY OR ANY OF ITS AFFILIATES, AND NEITHER THE CERTIFICATES NOR THE UNDERLYING CREDIT CARD RECEIVABLES ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.

         THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THE CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE CERTIFICATES. THE INFORMATION IN THIS SERIES TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. YOU SHOULD READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE TRUST AND THE DISCOVER CARD PORTFOLIO MAY NOT PERFORM IN THE FUTURE AS THEY HAVE PERFORMED IN THE PAST. PRICE AND AVAILABILITY OF THE CERTIFICATES MAY CHANGE WITHOUT NOTICE.

         WE HAVE PREPARED THIS SERIES TERM SHEET SOLELY FOR INFORMATIONAL PURPOSES. THIS SERIES TERM SHEET IS NOT AN OFFER TO BUY OR SELL ANY SECURITY, NOR IS IT A REQUEST TO PARTICIPATE IN ANY PARTICULAR TRADING STRATEGY. GREENWOOD MAY NOT OFFER OR SELL THE CERTIFICATES IN ANY STATE WHERE THE OFFER OR SALE IS PROHIBITED. GREENWOOD WILL NOT SELL YOU ANY OF THE CERTIFICATES UNLESS YOU HAVE RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE UNDERWRITERS MAY HOLD OR TRADE SECURITIES OF THE TRUST OR GREENWOOD AND MAY ALSO PERFORM INVESTMENT BANKING SERVICES FOR THE TRUST AND GREENWOOD.

MORGAN STANLEY DEAN WITTER

            BANC ONE CAPITAL MARKETS, INC.

                      BARCLAYS CAPITAL

                               COMMERZBANK CAPITAL MARKETS

                                       DEUTSCHE BANK SECURITIES

                                                DRESDNER KLEINWORT BENSON

         THIS SERIES TERM SHEET MAY NOT BE DISTRIBUTED TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

This series term sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 1999-5 Supplement to the Pooling and Servicing Agreement.

TITLE OF SECURITIES....................   Discover Card Master Trust I, Series
                                          1999-5 Floating Rate Class A Credit
                                          Card Pass-Through Certificates and
                                          Discover Card Master Trust I, Series
                                          1999-5 Floating Rate Class B Credit
                                          Card Pass-Through Certificates.

INTEREST RATE..........................   Class A Certificates: LIBOR plus ____%
                                          per year.

                                          Class B Certificates:  LIBOR plus ___%
                                          per year.

                                          The Trustee will calculate interest on
                                          the Certificates on the basis of the
                                          actual number of days elapsed and a
                                          360-day year.

                                          "LIBOR" will mean the London interbank
                                          offered rate for one-month United
                                          States dollar deposits, determined two
                                          business days before the start of each
                                          interest accrual period.

INTEREST PAYMENT DATES.................   The 15th day of each month (or the
                                          next business day), beginning in July
                                          1999.

EXPECTED MATURITY DATES................   Class A Certificates: June 15, 2004
                                          (or the next business day). If an
                                          Amortization Event occurs, the Trust
                                          will pay principal monthly and the
                                          final principal payment may be made
                                          before or after June 15, 2004.

                                          Class B Certificates: July 15, 2004
                                          (or the next business day). If an
                                          Amortization Event occurs, the Trust
                                          will pay principal monthly and the
                                          final payment of principal may be made
                                          either before or after July 15, 2004.
                                          The Trust must generally pay all Class
                                          A principal before it pays any Class B
                                          principal.

                                          An "Amortization Event" is an event
                                          that will cause the Trust to begin
                                          repaying principal on a monthly basis.


SERIES TERMINATION DATE................   The first business day following
                                          December 15, 2006 (or, if December 15,
                                          2006 is not a business day, the second
                                          business day following December 15,
                                          2006). The Series Termination Date is
                                          the last day on which the Trust will
                                          pay principal on the Certificates.

SUBORDINATION OF CLASS B CERTIFICATES
(CLASS A CREDIT ENHANCEMENT)...........   The Class B Certificates are
                                          subordinated to the Class A
                                          Certificates, up to a specified dollar
                                          amount, known as the "Available
                                          Subordinated Amount."

AVAILABLE SUBORDINATED AMOUNT..........   Initially $65,789,500, which may be
                                          reduced, reinstated or increased from
                                          time to time. The Available
                                          Subordinated Amount will increase by:

                                          - $2,631,580 after a Supplemental
                                            Credit Enhancement Event, if
                                            Greenwood has not made an Effective
                                            Alternative Credit Support Election;



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                                          - $26,315,800 after an Effective
                                            Alternative Credit Support Election,
                                            if a Supplemental Credit Enhancement
                                            Event has not occurred; or

                                          - $23,684,220 after an Effective
                                            Alternative Credit Support Election,
                                            if a Supplemental Credit Enhancement
                                            Event has occurred.

                                          A "Supplemental Credit Enhancement
                                          Event" will occur the first time
                                          Standard & Poor's Ratings Services
                                          withdraws the long-term debt or
                                          deposit rating of Greenwood (or an
                                          additional seller, if any) or reduces
                                          this rating below BBB-.

                                          "Effective Alternative Credit Support
                                          Election" will mean an effective
                                          election made by Greenwood to change
                                          the way in which the Trust allocates
                                          finance charge collections to this
                                          Series. To make this election,
                                          Greenwood must deposit additional
                                          funds into the cash collateral account
                                          discussed below.

CASH COLLATERAL ACCOUNT
(CLASS B CREDIT ENHANCEMENT)..........    Greenwood will arrange to have a cash
                                          collateral account established and
                                          funded with $39,473,700 for the direct
                                          benefit of the Class B investors (the
                                          "Credit Enhancement Account") on the
                                          date the Certificates are issued. The
                                          Trustee may withdraw funds from this
                                          account to reimburse the Class B
                                          investors for amounts that would
                                          otherwise reduce their interest in the
                                          Trust or affect their interest
                                          payments.

                                          The amount on deposit in this account
                                          may decrease or increase on future
                                          Distribution Dates. A "Distribution
                                          Date" is the 15th calendar day of each
                                          month (or the next business day),
                                          beginning in July 1999.

                                          The maximum amount of Credit
                                          Enhancement as of any Distribution
                                          Date will be:

                                          Before an Effective Alternative Credit
                                          Support Election

                                          - 7.5% of the Series Investor Interest
                                            as of the end of the preceding month
                                            (but not less than $5,263,160); or

                                          After an Effective Alternative Credit
                                          Support Election

                                          - 12.5% of the Series Investor
                                            Interest as of the end of the
                                            preceding month (but not less than
                                            $5,263,160).

                                          However, if an Amortization Event has
                                          occurred, the maximum amount of Credit
                                          Enhancement will be the amount on
                                          deposit in the Credit Enhancement
                                          Account on the Distribution Date
                                          immediately before the Amortization
                                          Event occurred.

                                          "Series Investor Interest" will mean
                                          $526,316,000 minus





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


                                          - the amount of principal collections
                                            on deposit for the benefit of
                                            investors in this Series (after
                                            giving effect to losses of principal
                                            on investments of these funds),
                                          - the aggregate amount of principal
                                            previously paid to investors in this
                                            Series, and
                                          - the aggregate amount of investor
                                            losses resulting from accounts in
                                            which the receivables have been
                                            charged-off as uncollectible (after
                                            giving effect to all provisions in
                                            the Series Supplement to reimburse
                                            these charged-off amounts).

THE RECEIVABLES....................       The receivables in the Accounts
                                          included in the Trust as of May 1,
                                          1999 totaled $26,675,706,815.58.

GROUP EXCESS SPREAD................       The Certificates initially will be
                                          included in the "Group One" group of
                                          series. The three-month rolling
                                          average Group Excess Spread Percentage
                                          (as defined below) was 5.25% for the
                                          Distribution Date in May 1999.

                                          "Group Excess Spread Percentage" for
                                          any Distribution Date is a percentage
                                          calculated by multiplying:

                                          - twelve, by

                                          - an amount for all series in Group
                                            One equal to
                                            - the total amount of finance charge
                                              collections, investment income and
                                              other similar collections
                                              allocable to each series for the
                                              prior calendar month, minus
                                            - the total amount of interest and
                                              certain fees payable for each
                                              series and the amount of
                                              receivables allocable to each
                                              series that have been charged off
                                              as uncollectible for the prior
                                              calendar month;

                                          and then dividing the product by an
                                          amount equal to the sum of all
                                          investor interests for each series in
                                          Group One (in each case for the
                                          Distribution Date).

RATING OF THE INVESTOR CERTIFICATES       The Trust will only issue the
                                          Certificates if Standard & Poor's has
                                          rated the Class A Certificates "AAA"
                                          and the Class B Certificates at least
                                          "A" and Moody's Investors Service,
                                          Inc. has rated the Class A
                                          Certificates "Aaa" and has rated the
                                          Class B Certificates at least "A2."

ERISA CONSIDERATIONS ..............       Greenwood believes that employee
                                          benefit plans subject to ERISA may
                                          acquire Class A Certificates; however,
                                          advisers to these plans should consult
                                          their own counsel. Employee benefit
                                          plans subject to ERISA may not acquire
                                          the Class B Certificates.

LISTING............................       Greenwood expects to list the
                                          Certificates on the Luxembourg Stock
                                          Exchange to facilitate trading in
                                          non-U.S. markets.





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



                           COMPOSITION OF THE ACCOUNTS

         We have set forth information below about the Accounts that are part of the Trust. We provide additional information about all accounts in the Discover Card portfolio under "Composition and Historical Performance of the Discover Card Portfolio."

         GEOGRAPHIC DISTRIBUTION. As of May 1, 1999, the following five states had the largest receivables balances :


              STATE                              PERCENTAGE OF TOTAL RECEIVABLES
              -----                                  BALANCE IN THE ACCOUNTS
                                                     -----------------------
              California.....................                 11.4%
              Texas..........................                  9.3%
              New York.......................                  6.8%
              Florida........................                  5.9%
              Illinois.......................                  5.0%

         CREDIT LIMIT INFORMATION. As of May 1, 1999, the Accounts had the following credit limits:

                                                                      PERCENTAGE
                                                   RECEIVABLES         OF TOTAL
                                                   OUTSTANDING       RECEIVABLES
                                                     (000's)         OUTSTANDING
CREDIT LIMIT                                       -----------       -----------
------------
Less than or equal to $1,000.00...........         $   562,324             2.1%
$1,000.01 to $2,000.00....................         $ 2,243,599             8.4%
$2,000.01 to $3,000.00....................         $ 2,639,436             9.9%
Over $3,000.00............................         $21,230,348            79.6%
                                                   -----------          -------
  Total...................................         $26,675,707           100.0%
                                                   ===========           ======

         SEASONING. As of May 1, 1999, 90.7% of the Accounts were at least 24 months old. The ages of Accounts as of May 1, 1999 were distributed as follows:

                                                     PERCENTAGE      PERCENTAGE
              AGE OF ACCOUNTS                        OF ACCOUNTS     OF BALANCES
              ---------------                        -----------     -----------
              Less than 12 Months...............          2.6%           1.3%
              12 to 23 Months...................          6.7%           4.8%
              24 to 35 Months...................          8.6%           9.2%
              36 Months and Greater.............         82.1%          84.7%
                                                       -------         ------
                                                        100.0%         100.0%
                                                        ======         ======

         SUMMARY CURRENT DELINQUENCY INFORMATION. As of May 1, 1999, the Accounts had the following delinquency statuses:

                                                     AGGREGATE
                                                      BALANCES  PERCENTAGE
              PAYMENT STATUS                          (000's)   OF BALANCES
              --------------                           -----    -----------
              Current............................   $23,283,223     87.2%
              1 to 29 Days.......................   $ 1,637,369      6.1%
              30 to 59 Days......................   $   628,093      2.4%
              60 to 89 Days......................   $   370,696      1.4%
              90 to 119 Days.....................   $   288,449      1.1%
              120 to 149 Days....................   $   237,781      0.9%
              150 to 179 Days....................   $   230,096      0.9%
                                                    -----------    -----
                                                    $26,675,707    100.0%
                                                    ===========    =====



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
                     COMPOSITION AND HISTORICAL PERFORMANCE
                         OF THE DISCOVER CARD PORTFOLIO

         GEOGRAPHIC DISTRIBUTION. The Discover Card portfolio is not highly concentrated geographically. As of February 28, 1999, the following five states had the largest receivables balances:

                                         PERCENTAGE OF TOTAL RECEIVABLES BALANCE
                                                OF DISCOVER CARD PORTFOLIO
            STATE                                AS OF FEBRUARY 28, 1999
            -----                                -----------------------
            California....................               11.3%
            Texas.........................                9.3%
            New York......................                6.8%
            Florida.......................                5.9%
            Illinois......................                5.0%

         No other state accounted for more than 5% of the total receivables balance of the Discover Card portfolio as of February 28, 1999.


         CREDIT LIMIT INFORMATION. As of February 28, 1999, the accounts in the Discover Card portfolio had the following credit limits:

                                                                  PERCENTAGE
                                                    RECEIVABLES    OF TOTAL
                                                    OUTSTANDING   RECEIVABLES
         CREDIT LIMIT                                  (000's)    OUTSTANDING
         ------------                               -----------   -----------
         Less than or equal to $1,000.00.......     $   643,732       2.1%
         $1,000.01 to $2,000.00................     $ 2,593,000       8.6%
         $2,000.01 to $3,000.00................     $ 2,950,923       9.8%
         Over $3,000.00........................     $23,935,484      79.5%
                                                    -----------      -----
           Total...............................     $30,123,139     100.0%
                                                    ===========     ======


         SEASONING. As of February 28, 1999, 88.0% of the accounts in the Discover Card portfolio were at least 24 months old. The ages of the accounts in the Discover Card portfolio as of February 28, 1999 were distributed as follows:

                                                      PERCENTAGE    PERCENTAGE
              AGE OF ACCOUNTS                        OF ACCOUNTS    OF BALANCES
              ---------------                        -----------    -----------
              Less than 12 Months..............           5.2%         2.5%
              12 to 23 Months..................           6.8%         5.6%
              24 to 35 Months..................           7.9%         8.6%
              36 Months and Greater............          80.1%        83.3%
                                                         -----        -----
                                                        100.0%       100.0%
                                                        ======       ======



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
         SUMMARY YIELD INFORMATION. The annualized aggregate monthly yield for the Discover Card portfolio is summarized as follows:

                               THREE MONTHS ENDED   TWELVE MONTHS ENDED  ELEVEN MONTHS ENDED   TWELVE MONTHS ENDED
                                FEBRUARY 28, 1999    NOVEMBER 30, 1998    NOVEMBER 30, 1997     DECEMBER 31, 1996
                                -----------------    -----------------    -----------------     -----------------
Aggregate Monthly Yields (1)
    Excluding Recoveries (2)         17.61%               18.02%                18.19%                17.72%
    Including Recoveries (3)         18.38%               18.76%                18.90%                18.20%

------------------------------

(1) Greenwood calculates the "Monthly Yield" by dividing the monthly finance charges billed by beginning monthly receivables balance. Monthly finance charges include periodic finance charges, cash advance item charges, late fees, and as of March 1, 1996, overlimit fees. "Aggregate Monthly Yield" is the average of Monthly Yields annualized for each period shown.

(2) Aggregate Monthly Yield excluding any recoveries received with respect to charged-off accounts.

(3) Aggregate Monthly Yield including recoveries received with respect to charged-off accounts. Recoveries received with respect to receivables in the Trust that have been charged off as uncollectible (including the proceeds of sales of these receivables by the Trust, but excluding proceeds of sales of charged-off receivables that Greenwood has removed from the Trust) are included in the Trust and are treated as finance charge collections.

         SUMMARY CURRENT DELINQUENCY INFORMATION. As of February 28, 1999, the accounts in the Discover Card portfolio had the following delinquency statuses:

                                                    AGGREGATE
                                                    BALANCES     PERCENTAGE
  PAYMENT STATUS                                     (000's)     OF BALANCES
  --------------                                   -----------   -----------
  Current...................................       $25,835,408      85.7%
  1 to 29 Days..............................       $ 2,126,594       7.1%
  30 to 59 Days.............................       $   811,180       2.7%
  60 to 89 Days.............................       $   486,161       1.6%
  90 to 119 Days............................       $   389,828       1.3%
  120 to 149 Days...........................       $   236,048       0.8%
  150 to 179 Days...........................       $   237,920       0.8%
                                                   -----------       ----
                                                   $30,123,139     100.0%
                                                   ===========     ======

         SUMMARY HISTORICAL DELINQUENCY INFORMATION. The accounts in the Discover Card portfolio had the following historical delinquency rates:

                  AVERAGE OF THREE MONTHS  AVERAGE OF TWELVE MONTHS      AVERAGE OF ELEVEN MONTHS      AVERAGE OF TWELVE MONTHS
                  ENDED FEBRUARY 28, 1999   ENDED NOVEMBER 30, 1998       ENDED NOVEMBER 30, 1997       ENDED DECEMBER 31, 1996
                  -----------------------   -----------------------     -------------------------     ---------------------------
                  DELINQUENT                DELINQUENT                   DELINQUENT                   DELINQUENT
                    AMOUNT                    AMOUNT                      AMOUNT                         AMOUNT
                   (000's)   PERCENTAGE(1)   (000's)   PERCENTAGE (1)     (000's)   PERCENTAGE (1)      (000's)     PERCENTAGE(1)
                  ---------- ------------   ---------- ------------      ---------- -------------     ----------    -------------
30-59 Days......  $   848,890     2.8%      $   759,521      2.6%        $   743,464     2.6%          $   680,645      2.7%
60-89 Days......  $   479,121     1.6%      $   456,059      1.5%        $   432,410     1.5%          $   361,992      1.4%
90-179 Days.....  $   859,881     2.8%      $   853,961      2.9%        $   803,204     2.8%          $   593,661      2.3%
                  -----------     ----      -----------      ----        -----------     ----          -----------      ----
Total...........  $ 2,187,892     7.2%      $ 2,069,541      7.0%        $ 1,979,078     6.9%          $ 1,636,298      6.4%
                  ===========     ----      ===========      ====        ===========     ====          ===========      ====

         ---------------------------------

(1) Greenwood calculates the percentages by dividing the Delinquent Amount by the Average Receivables Outstanding for each period. The "Delinquent Amount" is the average of the monthly ending balances of delinquent accounts during the periods indicated. The "Average Receivables Outstanding" is the average of the monthly average amount of receivables outstanding during the periods indicated.




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
         SUMMARY CHARGE-OFF INFORMATION. The accounts in the Discover Card portfolio have had the following historical charge-offs:

                                         THREE MONTHS ENDED     TWELVE MONTHS ENDED    ELEVEN MONTHS ENDED      TWELVE MONTHS ENDED
                                          FEBRUARY 28, 1999      NOVEMBER 30, 1998      NOVEMBER 30, 1997        DECEMBER 31, 1996
                                          -----------------      -----------------      -----------------        -----------------
                                                                             (DOLLARS IN THOUSANDS)
Average Receivables Outstanding(1)...        $30,773,814          $ 29,749,158             $ 28,403,076              $ 25,542,718
Gross Charge-Offs....................        $   546,272          $  2,215,002             $  1,891,601              $  1,458,450
Gross Charge-Offs as an Annualized
  Percentage of Average
  Receivables Outstanding(2).........               7.10%                 7.45%                    7.27%                     5.71%


------------------------------

(1) "Average Receivables Outstanding" is the average of the monthly average amount of receivables outstanding during the periods indicated.

(2) Recoveries received with respect to receivables in the Trust that have been charged off as uncollectible (including the proceeds of sales of these receivables by the Trust, but excluding proceeds of sales of charged-off receivables that Greenwood has removed from the Trust) are included in the Trust and are treated as finance charge collections.


         SUMMARY PAYMENT RATE INFORMATION (1). The accounts in the Discover Card portfolio have had the following historical monthly payment rates:

                                     THREE MONTHS ENDED     TWELVE MONTHS ENDED     ELEVEN MONTHS ENDED     TWELVE MONTHS ENDED
                                      FEBRUARY 28, 1999      NOVEMBER 30, 1998       NOVEMBER 30, 1997       DECEMBER 31, 1996
                                      -----------------      -----------------       -----------------       -----------------
Average Monthly Payment Rate(2)            16.20%                  15.42%                 14.51%                  15.24%
Highest Monthly Payment Rate.......        17.00%                  17.01%                 16.31%                  18.08%
Lowest Monthly Payment Rate......          15.19%                  13.90%                 12.41%                  13.33%

-----------------------

(1) Greenwood calculates the "Monthly Payment Rate" by dividing monthly cardmember remittances by the cardmember receivable balance outstanding as of the beginning of the month.

(2) Greenwood calculates the "Average Monthly Payment Rate" for a period by dividing the sum of individual monthly payment rates for the period by the number of months in the period.



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